LAZARD GLOBAL EQUITY PORTFOLIO
c/o The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112

Notice of Special Meeting of Shareholders

Dear Shareholder:

          The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved a proposal to exchange the assets, subject to liabilities, of Lazard Global Equity Portfolio ("Global Equity Portfolio"), attributable to its Institutional Shares and Open Shares, for Institutional Shares and Open Shares, respectively, of Lazard International Equity Portfolio ("International Equity Portfolio"), each a series of the Fund. Promptly thereafter, Global Equity Portfolio will distribute pro rata International Equity Portfolio shares received in the exchange (the "Exchange") to its shareholders. Thus, each shareholder of Global Equity Portfolio will receive a number of Institutional Shares or Open Shares of International Equity Portfolio (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Institutional or Open Shares, respectively, of Global Equity Portfolio as of the date of the Exchange. The Exchange will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the Exchange. The Fund's Board believes that the Exchange will permit shareholders of Global Equity Portfolio to pursue substantially similar investment goals in a larger fund that has a lower expense ratio. A description of the proposal is contained in the attached Prospectus/Proxy Statement, which you are encouraged to read carefully.

          A Special Meeting of Shareholders of Global Equity Portfolio will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York, on Wednesday, December 12, 2001 at 10:00 a.m. to approve the proposal. You may vote by completing, dating, signing and returning the enclosed proxy. A self-addressed, postage-paid envelope has been enclosed for your convenience. You should be aware that one shareholder of Global Equity Portfolio owns a sufficient amount of the Portfolio's outstanding voting securities to approve the proposed Exchange and has indicated that it will vote in favor of the Exchange. Consequently, no further shareholder action is required in order to authorize the Exchange and you are not required to send us a proxy. The Exchange is expected to occur after the close of business on December 14, 2001 or shortly thereafter. If you have any questions about the proposed Exchange, please call 1-800-823-6300.

Sincerely, Herbert W. Gullquist President, The Lazard Funds, Inc.

November 21, 2001

November 16, 2001

PROSPECTUS/PROXY STATEMENT

INTRODUCTION

          This Prospectus/Proxy Statement is furnished by the Board of Directors (the "Board") of The Lazard Funds, Inc. (the "Fund"), an open-end management investment company, in connection with a proposed exchange of the assets, subject to liabilities, of Lazard Global Equity Portfolio ("Global Equity Portfolio"), for shares of Lazard International Equity Portfolio ("International Equity Portfolio" and, together with Global Equity Portfolio, the "Portfolios"), each a diversified series of the Fund, as further described in this Prospectus/Proxy Statement (the "Exchange").

          A Special Meeting of Shareholders of Global Equity Portfolio will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Wednesday, December 12, 2001 at 10:00 a.m. to approve the proposed Exchange. You should be aware that one shareholder of Global Equity Portfolio owns a sufficient amount of the Portfolio's outstanding voting securities to approve the proposed Exchange and has indicated that it will vote in favor of the Exchange. Consequently, no further shareholder action is required in order to authorize the Exchange and you are not required to send us a proxy. The Exchange is expected to occur after the close of business on December 14, 2001 or shortly thereafter (the "Closing Date").

          This Prospectus/Proxy Statement will be mailed to Global Equity Portfolio's shareholders on or about November 21, 2001 to shareholders of record as of the close of business on November 9, 2001. Global Equity Portfolio closed to new accounts on October 25, 2001.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Portfolios that you should know before voting on the proposal or investing in International Equity Portfolio.

          A Statement of Additional Information, dated November 16, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Portfolios which you can access for free. For a free copy of the Statement of Additional Information, write to the Fund at its principal executive offices, located at 30 Rockefeller Plaza, New York, New York 10112, or call 1-800-823-6300.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus/Proxy Statement or determined whether this Prospectus/Proxy Statement is truthful or complete. Anyone who tells you otherwise is committing a crime.

An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program and involves certain risks, including the possible loss of principal.

Table of Contents

Summary and Information About the Portfolios

Reasons for the Exchange

Information About the Exchange

Additional Information About Each Portfolio

Voting Information

Financial Statements and Experts

Other Matters

Notice to Banks, Broker/Dealers and Their Nominees

Appendix A: Agreement and Plan of Reorganization	4 9 10 12 15 16 16 16 A-1

SUMMARY AND INFORMATION ABOUT THE PORTFOLIOS

          Each Portfolio has the same investment adviser, distributor and investment objective. The Portfolios also have substantially similar management policies. The substantive differences between Global Equity Portfolio and International Equity Portfolio are set forth in this Prospectus/Proxy Statement.

           International Equity Portfolio's Prospectus dated May 1, 2001 and the Fund's Annual Report for the fiscal year ended December 31, 2000, including each Portfolio's audited financial statements for the fiscal year, and Semi-Annual Report for the six months ended June 30, 2001 accompany this Prospectus/Proxy Statement. The Portfolios' Prospectuses and such financial statements, as they pertain to the Portfolios, are incorporated herein by reference.

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Portfolios' Prospectuses and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A (the "Plan").

           Proposed Transaction. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved the Plan. The Plan provides that, subject to the approval of a majority of the outstanding voting securities of Global Equity Portfolio, Global Equity Portfolio will transfer to International Equity Portfolio all of its assets (subject to liabilities), attributable to its Institutional Shares and Open Shares, in exchange for Institutional Shares and Open Shares, respectively, of International Equity Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Institutional Shares and Open Shares, respectively, of Global Equity Portfolio as of the Closing Date. Global Equity Portfolio will distribute such International Equity Portfolio shares among its shareholders. Each Institutional and Open shareholder of Global Equity Portfolio will receive shares (or fractions thereof) of the corresponding class of International Equity Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Institutional Shares or Open Shares of Global Equity Portfolio as of the Closing Date. Thereafter, Global Equity Portfolio will be terminated as a series of the Fund. As a result of the Exchange, each shareholder will cease to be a shareholder of Global Equity Portfolio and will become a shareholder of International Equity Portfolio as of the close of business on the Closing Date.

          The Fund's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of Global Equity Portfolio and that the interests of existing shareholders of Global Equity Portfolio would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

           Tax Consequences. The Exchange is designed to qualify, for federal income tax purposes, as a tax-free reorganization. As a condition to the closing of the Exchange, each Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, (1) no gain or loss will be recognized by Global Equity Portfolio shareholders for federal income tax purposes as a result of the Exchange, (2) the holding period and aggregate tax basis of International Equity Portfolio shares received by a Global Equity Portfolio shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Global Equity Portfolio shares, and (3) the holding period and tax basis of Global Equity Portfolio's assets transferred to International Equity Portfolio as a result of the Exchange will be the same as the holding period and tax basis of such assets held by Global Equity Portfolio immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

           Comparison of the Portfolios. The following discussion is qualified by the more complete information in the Portfolios' Prospectuses.

           Management Policies. Each Portfolio is a diversified series of the Fund, an open-end, management investment company, and is advised by Lazard Asset Management ("LAM"). Each Portfolio has the same investment objective, which is to seek long-term capital appreciation.

          The management policies of the Portfolios are substantially similar in that each Portfolio seeks to achieve its investment objective by investing primarily in equity securities, principally common stocks, of relatively large companies that LAM believes are undervalued based on their earnings, cash flow or asset values. Global Equity Portfolio invests primarily in U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI(R)) World(R)Index, while International Equity Portfolio invests primarily in non-U.S. companies with market capitalizations in the range of the MSCI Europe, Australasia and Far East (EAFE(R)) Index.

           Under normal circumstances, each Portfolio invests at least 80% of its assets in equity securities, which include common stocks, preferred stocks and convertible securities. Global Equity Portfolio currently invests at least 25% of its total assets in securities of U.S. companies; International Equity Portfolio does not typically invest in securities of U.S. companies. Each Portfolio may engage in foreign currency transactions, lend portfolio securities and enter into swap agreements.

           Under adverse market conditions, each Portfolio may invest some or all of its assets in money market securities. A Portfolio would do this to avoid losses, but it may result in the Portfolio not achieving its investment objective.

           Investment Restrictions. Differences between the Portfolios are noted below, although none of these differences has any material effect on the management of the Portfolios.

           Global Equity Portfolio may invest in securities issued by investment companies to the extent permitted by the 1940 Act (currently 10% of the Portfolio's total assets in securities of other investment companies, 5% of the Portfolio's total assets in the securities of any one investment company and 3% of the total voting stock of any one investment company), while International Equity Portfolio may not purchase securities of other investment companies, except for closed-end investment companies (10% of the Portfolio's total assets in securities of closed-end investment companies and 5% of the Portfolio's total assets in the securities of any one closed-end investment company) or in connection with a merger, consolidation, acquisition or reorganization. Global Equity Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, whereas International Equity Portfolio may invest up to 10% of the value of its net assets in such investments. Each Portfolio may borrow money from banks for temporary or emergency (not leveraging) purposes to the extent permitted under the 1940 Act (currently no more than 33-1/3% of total assets). In addition, Global Equity Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act. Global Equity Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions up to 33-1/3% of the value of its total assets, and International Equity Portfolio may lend its Portfolio securities up to 10% of the value of its total assets. Global Equity Portfolio, but not International Equity Portfolio, may engage in futures transactions and buy and sell call and put options. Each Portfolio limits investments in securities of issuers conducting their principal business activity in the same industry to less than 25% of the current value of its total assets.

           Risk Factors. The investment risks of each Portfolio are similar. Each Portfolio invests primarily in common stocks of relatively large companies that LAM believes are undervalued. Stocks fluctuate in price, often based on factors unrelated to the issuer's value. The value of an investment in either Portfolio fluctuates, which means you could lose money. Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. Value stocks involve the risk that they may never reach what LAM believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

          See each Portfolio's "Goals, Strategies, Risk/Return and Expenses--Principal Investment Risks" section in the Portfolios' Prospectuses for a further description of management policies and investment risks.

           Fees and Expenses. The following information concerning fees and expenses is derived from information set forth for each Portfolio under the caption "Goals, Strategies, Risk/Return and Expenses" in the Portfolios' Prospectuses. Annual Portfolio Operating Expenses set forth below are for the Fund's fiscal year ended December 31, 2000. The "Pro Forma After Exchange - International Equity Portfolio" column illustrates the expenses International Equity Portfolio would have incurred in the fiscal year ended December 31, 2000, giving effect to the Exchange as if it would have occurred as of the beginning of such fiscal year. Shareholder Transaction Fees are paid from your account. Annual Portfolio Operating Expenses are paid out of Portfolio assets, so their effect is included in the Portfolio's share price.

                                                                                               Pro Forma After
                                      -----------------------  -------------------------  ----------------------
                                                                                                  Exchange--
                                                                                                International
                                            Global Equity         International Equity         Equity Portfolio
                                      -----------------------  -------------------------   ---------------------
                                              Portfolio                Portfolio
                                      Institutional    Open    Institutional     Open      Institutional   Open
                                         Shares       Shares      Shares        Shares        Shares      Shares
                                      -------------   ------      ------        ------        ------      ------
Shareholder Transaction Fees

Maximum redemption fee
(as a % of amount redeemed)*              None          None         *             *            *            *
(Charged only when selling or
exchanging shares you have owned
for 30 days or less.)

Annual Portfolio Operating Expenses
(expenses that are deducted from
Portfolio assets):
Management fees                           .75%         .75%         .75%        .75%         .75%           .75%
Distribution and service (12b-1)fees      None         .25%         None        .25%         None           .25%
Other expenses                            .31%         .66%         .13%        .15%         .13%           .13%
-------------------                       ----         ----         ----        ----         ----           ----
Total annual portfolio
 operating expenses                       1.06%       1.66%         .88%       1.15%         .88%          1.13%
                                        -------       -----         ----        -----        ----          -----
Fee waiver and
  expense reimbursement**                (.01)%       (.31)%         N/A         N/A          N/A           N/A
  -----------------------               ------        -----         ---         ---          ---           ---
Net expenses                             1.05%*       1.35%         .88%       1.15%         .88%          1.13%
                                                                                                           ----

*	A 1.00% redemption fee may be charged for shares of International Equity Portfolio purchased on or after January 1, 2002. No redemption fees will be imposed on Global Equity Portfolio shares in connection with the Exchange.

**	Reflects a contractual obligation by LAM to waive its fees and/or reimburse Global Equity Portfolio through December 31, 2001, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of Global Equity Portfolio’s Institutional Shares and Open Shares, respectively.

           Expense Example. This example is intended to help you compare the fees and expenses of investing in Global Equity Portfolio, International Equity Portfolio and the combined Portfolio after the Exchange. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% annual return each year, redemption at the end of each period and no changes in operating expenses, except for the first year periods reflected in the table for Global Equity Portfolio to give effect to the fee waiver and expense reimbursement. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                                                                       Pro Forma
                                                                                    After Exchange--
                   Global Equity               International Equity                International Equity
                     Portfolio                       Portfolio                           Portfolio

              Institutional     Open        Institutional          Open          Institutional         Open
                 Shares        Shares          Shares             Shares             Shares           Shares
                 ------        ------          ------             ------             ------           ------

1 Year            $ 107         $ 137            $ 90              $ 117              $ 90            $ 115
3 Years           $ 336         $ 493           $ 281              $ 365             $ 281            $ 359
5 Years           $ 584         $ 873           $ 488              $ 633             $ 488            $ 622
10 Years        $ 1,293       $ 1,939         $ 1,084             $1,398            $1,084           $1,375

           Past Performance. The two tables below show some of the risks of investing in International Equity Portfolio. The first table shows you how the performance of International Equity Portfolio's Institutional Shares has varied from year to year. The second compares the performance of the International Equity Portfolio's Institutional Shares and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both tables assume reinvestment of dividends and distributions. For performance of Global Equity Portfolio, see the Portfolios' Prospectuses under the caption of "Goals, Strategies, Risk/Return and Expenses--Performance Bar Chart and Table." Past performance does not indicate how a Portfolio will perform in the future.

Year-by-Year Total Return as of 12/31

International Equity Portfolio Institutional Shares

(6.62)%     31.05%    0.24%    13.14%     15.64%       11.84%       16.04%       24.07%       (10.55)%
----------- --------- -------- ---------- ------------ ------------ ------------ ------------ -----------
1992        1993      1994     1995       1996         1997         1998         1999         2000

Best Quarter:                  12/31/98       17.96%
Worst Quarter:                  9/30/98      (17.11)%

The year-to-date total return for Institutional Shares of International Equity Portfolio as of 9/30/01 was (27.93)%.

Average Annual Total Returns as of 12/31/00

                                    Inception                                Since
                                       Date         1 Year    5 Years      Inception
                                       ----         ------    -------      ---------

International Equity Portfolio       10/29/91      (10.55)%    10.74%        9.95%
Institutional Shares

International Equity Portfolio       1/23/97       (10.95)%     N/A          9.99%
Open Shares

MSCI EAFE Index                                    (14.16)%     7.14%        7.71%
                                                                        (Institutional)
                                                                             8.46%
                                                                            (Open)

           Investment Adviser. LAM serves as each Portfolio's investment adviser. LAM is a division of Lazard Freres & Co. LLC ("Lazard"), a New York limited liability company, which is registered as an investment adviser and broker-dealer with the Commission and is a member of the New York, American and all principal regional exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services. LAM and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $70.4 billion as of June 30, 2001.

          Each Portfolio's primary portfolio managers are Herbert W. Gullquist and John R. Reinsberg. Mr. Gullquist has been Vice Chairman of Lazard since 1997 and Chief Investment Officer and a Managing Director of Lazard since November 1982, when he joined Lazard. Mr. Reinsberg has been a Managing Director since joining Lazard in January 1992.

           Purchase and Redemption Procedures, Distributions, and Shareholder Services. The purchase and redemption procedures, dividend and distribution policies and shareholder services of each Portfolio with respect to each corresponding class of shares are identical. See "Shareholder Information" in the Portfolios' Prospectuses for a complete discussion.

           Distribution and Servicing (12b-1) Plan. The Fund, on behalf of each Portfolio, has adopted a Distribution and Servicing Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act with respect to the Fund's Open Shares. The Plan is identical as to each Portfolio. Under the Plan, the Fund pays Lazard, its distributor, for distribution and servicing provided to holders of Open Shares, a fee at the annual rate of .25% of the average daily net assets of each Portfolio's Open Shares. Because these fees are paid out of each Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.

REASONS FOR THE EXCHANGE

          The Fund's Board has concluded that the Exchange is in the best interests of each Portfolio and its shareholders. The Board believes that the Exchange will permit shareholders to pursue the same investment objective in a larger fund without diluting shareholders' interests. As of September 28, 2001, Global Equity Portfolio and International Equity Portfolio had net assets of approximately $82.9 million and $2.2 billion, respectively. The expense ratio of International Equity Portfolio is lower than that of Global Equity Portfolio. By combining Global Equity Portfolio with International Equity Portfolio, Global Equity Portfolio shareholders should obtain the benefits of economies of scale, which may result in lower overall expense ratios by spreading the fixed costs of fund operations over a larger asset base.

          In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of each Portfolio's investment objective, management policies and investment restrictions, as well as shareholder services offered by each Portfolio; (2) the amount of each Portfolio's net assets and Global Equity Portfolio's inability to attract and retain sufficient assets to operate efficiently; (3) the terms and conditions of the Exchange and their conclusion that the Exchange would not result in dilution of shareholder interests; (4) expense ratios and information regarding the fees and expenses of each Portfolio, as well as the published expense ratios of similar funds and the estimated expense ratio of the combined Portfolio; (5) the tax-free nature of the Exchange; and (6) the estimated costs to be incurred by each Portfolio as a result of the Exchange.

INFORMATION ABOUT THE EXCHANGE

           Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the Plan attached hereto as Appendix A. The Plan provides that International Equity Portfolio will acquire all of the assets of Global Equity Portfolio, in exchange for International Equity Portfolio shares, and assume Global Equity Portfolio's liabilities on the Closing Date. The number of each class of International Equity Portfolio shares to be issued to Global Equity Portfolio will be determined on the basis of the relative net asset values per share, computed as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), except for options on stock and stock indices traded on national securities exchange, if any, which are valued as of the close of options trading on such exchanges (normally 4:10, Eastern time), on the Closing Date (the "Valuation Time"). Portfolio securities of each Portfolio will be valued in accordance with the valuation practices of International Equity Portfolio (the same as those for Global Equity Portfolio), which are described under the caption "Shareholder Information--General" in the Portfolios' Prospectuses and under the caption "Determination of Net Asset Value" in the Fund's Statement of Additional Information.

           Before the Closing Date, Global Equity Portfolio will declare a dividend or other distribution which, together with all previous dividends and other distributions, will have the effect of distributing to Global Equity Portfolio shareholders all of Global Equity Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carryforward) in the taxable year ending on or prior to the Closing Date.

          As conveniently as practicable after the Closing Date, Global Equity Portfolio will distribute pro rata to shareholders of record of its Institutional Shares and Open Shares as of the Valuation Time, in liquidation of Global Equity Portfolio, Institutional Shares and Open Shares, respectively, of International Equity Portfolio received by it in the Exchange. Such distribution will be accomplished by establishing an account on the share records of International Equity Portfolio in the name of each Global Equity Portfolio shareholder, each account representing the respective pro rata number of International Equity Portfolio shares due to each Global Equity Portfolio shareholder. After such distribution and the winding up of its affairs, Global Equity Portfolio will be terminated as a series of the Fund.

          The Plan may be amended at any time prior to the Exchange. Global Equity Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to the Exchange. The obligations of each Portfolio under the Plan are subject to various conditions, including approval by the requisite number of Global Equity Portfolio shares and the continuing accuracy of various representations and warranties of each Portfolio being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $53,000 and will be borne pro rata according to the aggregate net assets of each Portfolio.

          If the Exchange does not occur, the Fund's Board will consider other appropriate courses of action.

           Federal Income Tax Consequences. The exchange of Global Equity Portfolio's assets for International Equity Portfolio shares is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, each Portfolio will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of Global Equity Portfolio's assets in exchange for International Equity Portfolio shares and the assumption by International Equity Portfolio of Global Equity Portfolio's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by Global Equity Portfolio upon the transfer of its assets to International Equity Portfolio solely in exchange for International Equity Portfolio shares and the assumption by International Equity Portfolio of Global Equity Portfolio's liabilities or upon the distribution (whether actual or constructive) of International Equity Portfolio shares to Global Equity Portfolio shareholders in exchange for their Global Equity Portfolio shares; (3) no gain or loss will be recognized by International Equity Portfolio upon the receipt of Global Equity Portfolio's assets solely in exchange for International Equity Portfolio shares and the assumption by International Equity Portfolio of Global Equity Portfolio's liabilities; (4) no gain or loss will be recognized by Global Equity Portfolio shareholders upon the exchange of Global Equity Portfolio shares for International Equity Portfolio shares; (5) the aggregate tax basis for International Equity Portfolio shares received by each Global Equity Portfolio shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Global Equity Portfolio shares held by such shareholder immediately prior to the Exchange, and the holding period of International Equity Portfolio shares to be received by each Global Equity Portfolio shareholder will include the period during which Global Equity Portfolio shares surrendered in exchange therefor were held by such shareholder (provided Global Equity Portfolio shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Global Equity Portfolio's assets acquired by International Equity Portfolio will be the same as the tax basis of such assets to Global Equity Portfolio immediately prior to the Exchange, and the holding period of Global Equity Portfolio's assets in the hands of International Equity Portfolio will include the period during which those assets were held by Global Equity Portfolio.

          No opinion will be expressed as to the effect of the reorganization on (1) Global Equity Portfolio or International Equity Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (2) any Global Equity Portfolio shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           Neither Portfolio has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Global Equity Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Exchange, Global Equity Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

           Required Vote. Approval of the proposal requires the approval of a majority of the Fund's Directors and also of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of Global Equity Portfolio, which means the lesser of (1) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. Global Equity Portfolio shareholders are entitled to one vote for each full share held, with fractional votes for fractional shares held, and separate classes vote together as one group on matters, such as the proposal, that affect classes equally. Global Equity Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked if such revocation is received before the meeting. Also, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

          As of November 9, 2001, there were 8,543,922.174 shares of record of Global Equity Portfolio entitled to vote. You should be aware that one shareholder of Global Equity Portfolio owns a sufficient amount of the Portfolio's outstanding voting securities to approve the proposed Exchange and has indicated that it will vote in favor of the Exchange. Consequently, no further shareholder action is required in order to authorize adoption of the proposal.

ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO

           Information about the Portfolios is incorporated by reference into this Prospectus/Proxy Statement from the Portfolios' Prospectuses and Statement of Additional Information, each dated May 1, 2001, forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-40682).

          Each Portfolio is subject to the requirements of the 1940 Act, and the Fund files reports, proxy and information statements and other information with the Commission. Reports, proxy and information statements and other information filed by the Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 (or by e-mail to publicinfo@sec.gov), at prescribed rates.

           Capitalization. Each Portfolio has classified its shares into two classes--Institutional Shares and Open Shares. The following table sets forth as of December 31, 2000 (1) the capitalization of each class of Global Equity Portfolio, (2) the capitalization of each class of International Equity Portfolio, and (3) the pro forma capitalization of International Equity Portfolio, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                                 Pro Forma
                                                                                               After Exchange
                            Global Equity                International Equity               International Equity
                              Portfolio                        Portfolio                         Portfolio
                            -------------                --------------------               --------------------

                   Institutional       Open        Institutional         Open        Institutional         Open
                      Shares          Shares          Shares            Shares           Shares           Shares
                   -------------      ------       -------------       --------      -------------        -------

Total net assets   $104,787,092    $4,587,555    $3,001,933,106     $147,226,394    $3,106,720,198    $151,813,948

Net asset value
per share          $      12.41    $    12.42    $        13.46     $      13.41    $        13.46    $      13.41

Shares outstanding    8,445,174       369,340       223,094,242       10,976,004       230,879,316      11,318,104

          As of November 9, 2001, the following shareholders were known by Global Equity Portfolio to own of record 5% or more of the outstanding voting shares of the indicated class of Global Equity Portfolio:

Name and Address                                                     Global Equity Portfolio
----------------                                   -----------------------------------------------------------------
                                                                                  Percentage of Shares
                                                                                      Outstanding
                                                                                      -----------
                                                                                 Before            After
                                                   Number of Shares             Exchange         Exchange
                                                   ----------------             --------         --------
Institutional Shares
-------------------

Blue Cross Blue Shield of Massachusetts             4,848,931.670               59.03%            2.23%
Managed Care
401 Park Drive
Boston, Massachusetts  02215-3325

Blue Cross Blue Shield of Massachusetts             2,684,729.711               32.68%            1.24%
Indemnity
401 Park Drive
Boston, Massachusetts  02215-3325

Lazard Freres & Co LLC                                469,037.495                5.71%            0.22%
The Baycrest Centre Foundation
3560 Bathurst Street
North York, Ontario
M6A 2E1

Open Shares
----------

Pershing Keen Nominees Limited                        157,537.368               47.82%            1.26%
Capstan House, One Clove Crescent
East India Dock, London E14 2BH

Lazard Freres & Co. LLC                                26,473.618                8.04%            0.21%
Jessica Bourgeois
229 Berkley Place
Brooklyn, New York  11217-3801

Trifid Securities LTD A/C GW                          230,000.000                6.98%            0.18%
P. O. Box 583
47-49 La Motte Street
St. Helier, Jersey
JE4 8XR

Lazard Freres & Co. LLC                                20,846.099                6.33%            0.17%
FFHS&J Profit Sharing Plan
FBO Stanley Katz
One New York Plaza
New York, New York  10004-1901

Auckland Trust Company LTD                             18,931.904                5.75%            0.15%
Level 6, 128 Broadway New Market
P. O. Box 1822
Auckland, New Zealand

          As of November 9, 2001, the following shareholders were known by International Equity Portfolio to own of record 5% or more of the outstanding voting shares of the indicated class of International Equity Portfolio:

Name and Address                                                     International Equity Portfolio
----------------
                                                    -----------------------------------------------------------------
                                                                                         Percentage of Shares
                                                                                              Outstanding
                                                                                              -----------
                                                                                          Before            After
                                                           Number of Shares              Exchange         Exchange
                                                           ----------------              --------         --------
Institutional Shares
-------------------

Lazard Freres & Co. LLC                                     19,779,526.288                9.18%            8.83%
Mercantile Safe Deposit & Trust Co.
Custodian
Bakery & Confectionery Int'l Equity
P. O. Box 17002
30 Rockfeller Plaza
New York, New York 10112-0002

Open Shares
----------

Connecticut General Life Ins. Co.                            4,256,582.709                34.04%           33.14%
One Commercial Plaza
280 Trumbull Street
P. O. Box 2975
Hartford, Connecticut  06104-2975

Merrill Lynch                                                1,285,053.555                10.28%           10.00%
For the Sole Benefit of its Customers
4800 Deer Lake Drive East, 2nd Fl.
Jacksonville, Florida  32246-6486

Charles Schwab & Co., Inc.                                   1,280,030.635                10.24%            9.96%
Special Custody Account for Benefit of Customers
101 Montgomery Street
San Francisco, California  94104

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of that Portfolio.

           As of November 9, 2001 Board members and officers of the Fund, as a group, owned less than 1% of each of Global Equity Portfolio's and International Equity Portfolio's outstanding shares.

VOTING INFORMATION

           If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote (a broker "non-vote"-a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Global Equity Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention (collectively, "abstentions"), Global Equity Portfolio shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting after considering the nature of the proposal, the percentage of votes and negative votes actually cast, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "against" the Proposal against any adjournment. A quorum is constituted with respect to Global Equity Portfolio by the presence in person or by proxy of the holders of more than one-third of the outstanding Global Equity Portfolio shares entitled to vote at the meeting.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of Global Equity Portfolio and International Equity Portfolio for the fiscal year ended December 31, 2000 have been incorporated herein by reference in reliance upon the authority of the report given by Anchin, Block & Anchin LLP, the Fund's independent auditors.

OTHER MATTERS

           The Fund's Board members are not aware of any other matters which may come before the Special Meeting of Shareholders. However, should any such matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS
AND THEIR NOMINEES

           Please advise Global Equity Portfolio, in care of the Fund, 30 Rockefeller Plaza, 49th Floor, New York, New York 10112, Attention: Mutual Fund Servicing Department, whether other persons are the beneficial owners of Global Equity Portfolio shares and, if so, the number of copies of this Prospectus/Proxy Statement and other material you wish to receive in order to supply copies to the beneficial owners of such shares.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of October 24, 2001 (the "Agreement"), between THE LAZARD FUNDS, INC., a Maryland corporation (the "Fund"), on behalf of its Lazard Global Equity Portfolio ("Global Equity Portfolio"), and the Fund, on behalf of its Lazard International Equity Portfolio ("International Equity Portfolio" and, together with Global Equity Portfolio, the "Portfolios").

           This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Global Equity Portfolio, attributable to such Portfolio's Institutional Shares and Open Shares, in exchange solely for Institutional Shares and Open Shares, respectively, of common stock, par value $.001 per share, of International Equity Portfolio (collectively, "International Equity Portfolio Shares"), and the assumption by International Equity Portfolio of the liabilities of Global Equity Portfolio, attributable to its Institutional Shares and Open Shares, and the distribution of International Equity Portfolio Shares to the shareholders of Global Equity Portfolio in liquidation of Global Equity Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

           WHEREAS, each Portfolio is a series of the Fund, which is a registered, open-end management investment company;

           WHEREAS, Global Equity Portfolio owns securities which are assets of the character in which International Equity Portfolio is permitted to invest;

           WHEREAS, both Global Equity Portfolio and International Equity Portfolio are authorized to issue their respective Institutional Shares and Open Shares of capital stock; and

           WHEREAS, the Fund's Board has determined that the exchange of all of the assets and the liabilities of Global Equity Portfolio for International Equity Portfolio Shares is in the best interests of Global Equity Portfolio and International Equity Portfolio and their respective shareholders and that the interests of their respective existing shareholders would not be diluted as a result of this transaction:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF GLOBAL EQUITY PORTFOLIO IN EXCHANGE FOR INTERNATIONAL EQUITY PORTFOLIO SHARES AND ASSUMPTION OF GLOBAL EQUITY PORTFOLIO LIABILITIES AND LIQUIDATION OF GLOBAL EQUITY PORTFOLIO.

                      1.1.     Subject to the terms and conditions contained herein, Global Equity Portfolio agrees to assign, transfer and convey to International Equity Portfolio all of the assets of Global Equity Portfolio, including all securities and cash (subject to liabilities), attributable to its Institutional Shares and Open Shares, and International Equity Portfolio agrees in exchange therefor (a) to deliver to Global Equity Portfolio the number of International Equity Portfolio Institutional Shares and Open Shares, respectively, including fractional shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of Global Equity Portfolio, attributable to its Institutional Shares and Open Shares, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the “Closing”) on the closing date (the “Closing Date”) provided for in paragraph 3.1. In lieu of delivering certificates for International Equity Portfolio Shares, International Equity Portfolio shall credit International Equity Portfolio Shares to Global Equity Portfolio’s account on the books of International Equity Portfolio and shall deliver a confirmation thereof to Global Equity Portfolio.

                      1.2.     Global Equity Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. International Equity Portfolio shall assume all liabilities, expenses, costs, charges and reserves, attributable to Global Equity Portfolio’s Institutional Shares and Open Shares, reflected on an unaudited statement of assets and liabilities of Global Equity Portfolio prepared by Lazard Asset Management, as of the Valuation Time (as defined in paragraph 2.1), in accordance with generally accepted accounting principles in the United States of America consistently applied from the prior audited period. International Equity Portfolio shall assume only those liabilities of Global Equity Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                      1.3.     Delivery of the assets of Global Equity Portfolio to be transferred shall be made on the Closing Date and shall be delivered to State Street Corporation, 225 Franklin Street, Boston, Massachusetts 02110, the Fund’s custodian (the “Custodian”), for the account of International Equity Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and rights pertaining thereto) to the Custodian for the account of International Equity Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of International Equity Portfolio.

                      1.4.     Global Equity Portfolio will pay or cause to be paid to International Equity Portfolio any interest received on or after the Closing Date with respect to assets transferred to International Equity Portfolio hereunder. Global Equity Portfolio will transfer to International Equity Portfolio any distributions, rights or other assets received by Global Equity Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to International Equity Portfolio on the Closing Date and shall not be separately valued.

                      1.5.     As soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), Global Equity Portfolio will liquidate and distribute pro rata to Global Equity Portfolio’s Institutional Class and Open Class shareholders of record, determined as of the Valuation Time (collectively, the “Global Equity Portfolio Shareholders”), the Institutional Shares and Open Shares, respectively, of International Equity Portfolio received by Global Equity Portfolio pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable class of International Equity Portfolio Shares then credited to the account of Global Equity Portfolio on the records of International Equity Portfolio to open accounts on the share records of International Equity Portfolio in the names of Global Equity Portfolio shareholders and representing the respective pro rata number of the applicable class of International Equity Portfolio Shares due such shareholders. All issued and outstanding shares of Global Equity Portfolio simultaneously will be canceled on the records of Global Equity Portfolio.

                      1.6.     Ownership of International Equity Portfolio Shares will be shown on the records of International Equity Portfolio’s transfer agent. Shares of International Equity Portfolio will be issued in the manner described in the Fund’s current prospectus and statement of additional information.

                      1.7.     Any transfer taxes payable upon issuance of International Equity Portfolio Shares in a name other than the registered holder of International Equity Portfolio shares on the records of Global Equity Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such International Equity Portfolio Shares are to be issued and transferred.

                      1.8.     Any reporting responsibility of Global Equity Portfolio is and shall remain the responsibility of Global Equity Portfolio up to and including the Closing Date and such later date on which Global Equity Portfolio’s existence is terminated as a series of the Fund.

2.	VALUATION.

                      2.1.     The value of Global Equity Portfolio’s assets to be acquired by International Equity Portfolio hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), except that options and options on stock indices traded on national securities exchanges, if any, which are valued as of the close of options trading on such exchanges (normally 4:10 p.m., Eastern time), on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Fund’s Articles of Incorporation, as the same may have been amended (the “Fund’s Articles of Incorporation”), and then-current prospectus or statement of additional information.

                      2.2.     The net asset value of an International Equity Portfolio Share shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Fund’s Articles of Incorporation and then-current prospectus or statement of additional information.

                      2.3.     The number of Institutional Shares and Open Shares of International Equity Portfolio to be issued (including fractional shares, if any) in exchange for Global Equity Portfolio’s net assets attributable to Global Equity Portfolio’s Institutional Shares and Open Shares, respectively, shall be determined by dividing the value of the net assets of the applicable class of Global Equity Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one International Equity Portfolio Share of the corresponding class determined in accordance with paragraph 2.2.

                      2.4.     All computations of value shall be made in accordance with the regular practices of the Fund.

3.	CLOSING AND CLOSING DATE.

                      3.1.     The Closing Date shall be December 14, 2001 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of The Lazard Funds, Inc., 30 Rockefeller Plaza, New York, New York, or such other time and/or place as the parties may mutually agree.

                      3.2.     Global Equity Portfolio’s portfolio securities, cash and any other assets shall be presented for examination to International Equity Portfolio prior to the Closing Date and shall be delivered in proper form to International Equity Portfolio.

                      3.3.     If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of either Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                      3.4.     The transfer agent for Global Equity Portfolio shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Global Equity Portfolio shareholders and the number and percentage ownership of outstanding Institutional Shares and Open Shares of Global Equity Portfolio owned by each such shareholder immediately prior to the Closing. International Equity Portfolio shall issue and deliver a confirmation evidencing International Equity Portfolio Shares to be credited on the Closing Date to the Fund’s Secretary, or provide evidence satisfactory to Global Equity Portfolio that such International Equity Portfolio Shares have been credited to Global Equity Portfolio’s account on the books of International Equity Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

                      4.1.     Global Equity Portfolio represents and warrants to International Equity Portfolio as follows:

                                 (a)     Global Equity Portfolio is a series of the Fund, a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland, and has the power to own all its properties and assets and to carry out this Agreement.

                                 (b)     The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

                                 (c)     Global Equity Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund’s Articles of Incorporation or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Equity Portfolio is a party or by which it is bound.

                                 (d)     Global Equity Portfolio has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                                 (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against Global Equity Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Global Equity Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                                 (f)     The Statement of Assets and Liabilities of Global Equity Portfolio for the fiscal year ended December 31, 2000 has been audited by Anchin, Block & Anchin LLP, independent auditors, and is in accordance with generally accepted accounting principles in the United States of America, consistently applied, and such statement (copies of which have been furnished to International Equity Portfolio) fairly reflects the financial condition of Global Equity Portfolio as of such date, and there are no known contingent liabilities of Global Equity Portfolio as of such date not disclosed therein.

                                 (g)     Since December 31, 2000, there has not been any material adverse change in Global Equity Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Equity Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

                                 (h)     At the Closing Date, all federal and other tax returns and reports of Global Equity Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of Global Equity Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                                 (i)     For each fiscal year of its operation, Global Equity Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                                 (j)     All issued and outstanding shares of each class of Global Equity Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of each class of Global Equity Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. Global Equity Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of Global Equity Portfolio shares, nor is there outstanding any security convertible into any of Global Equity Portfolio shares.

                                 (k)     On the Closing Date, Global Equity Portfolio will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                                 (l)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund’s Board and, subject to the approval of Global Equity Portfolio Shareholders and assuming due execution and delivery hereof by International Equity Portfolio, this Agreement will constitute the valid and legally binding obligation of Global Equity Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                                 (m)     The proxy statement pertaining to Global Equity Portfolio (the “Proxy Statement”) included in the Fund’s Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished with respect to International Equity Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                      4.2.     International Equity Portfolio represents and warrants to Global Equity Portfolio as follows:

                                 (a)      International Equity Portfolio is a series of the Fund, a corporation duly organized, validly existing and in good standing under the laws of Maryland, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                                 (b)     The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

                                 (c)     The current prospectus and statement of additional information of the Fund, with respect to International Equity Portfolio, conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                                 (d)     International Equity Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund’s Articles of Incorporation or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which International Equity Portfolio is a party or by which it is bound.

                                 (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against International Equity Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. International Equity Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                                 (f)     The Statement of Assets and Liabilities of International Equity Portfolio for the fiscal year ended December 31, 2000 has been audited by Anchin, Block & Anchin LLP, independent auditors, and is in accordance with generally accepted accounting principles in the United States of America, consistently applied, and such statement (copies of which have been furnished to Global Equity Portfolio) fairly reflects the financial condition of International Equity Portfolio as of such date.

                                 (g)     Since December 31, 2000, there has not been any material adverse change in International Equity Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by International Equity Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities as of December 31, 2000 referred to in Section 4.2(f) hereof.

                                 (h)     At the Closing Date, all federal and other tax returns and reports of International Equity Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                                 (i)     For each fiscal year of its operation, International Equity Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                                 (j)     All issued and outstanding shares of each class of International Equity Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. International Equity Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of International Equity Portfolio Shares, nor is there outstanding any security convertible into any International Equity Portfolio Shares.

                                 (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Fund’s Board and, subject to the approval of Global Equity Portfolio shareholders and assuming due execution and delivery hereof by Global Equity Portfolio, this Agreement will constitute the valid and legally binding obligation of International Equity Portfolio enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                                 (l)     The Registration Statement (only insofar as it relates to International Equity Portfolio and is based on information furnished with respect to International Equity Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.	COVENANTS OF THE PORTFOLIOS.

                      5.1.     Each Portfolio will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

                      5.2.     Global Equity Portfolio will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                      5.3.     Subject to the provisions of this Agreement, each Portfolio will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                      5.4.     As promptly as practicable, but in any case within sixty days after the Closing Date, Global Equity Portfolio shall furnish International Equity Portfolio, in such form as is reasonably satisfactory to International Equity Portfolio, a statement of the earnings and profits of Global Equity Portfolio for federal income tax purposes which will be carried over to International Equity Portfolio as a result of Section 381 of the Code and which will be certified by the Fund’s President or its Vice President and its Treasurer.

                      5.5.     Global Equity Portfolio will provide the Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”) which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of Global Equity Portfolio shareholders to consider approval of this Agreement and the transactions contemplated herein.

                      5.6.     International Equity Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF INTERNATIONAL EQUITY PORTFOLIO.

                      The obligations of International Equity Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Equity Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                      6.1.     All representations and warranties of Global Equity Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                      6.2.     Global Equity Portfolio shall have delivered to International Equity Portfolio a statement of the assets and liabilities, together with a list of Global Equity Portfolio’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund’s Treasurer.

                      6.3.     Global Equity Portfolio shall have delivered to International Equity Portfolio on the Closing Date a certificate executed in its name by the Fund’s President or its Vice President and its Treasurer, in form and substance satisfactory to International Equity Portfolio, to the effect that the representations and warranties of Global Equity Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as International Equity Portfolio shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL EQUITY PORTFOLIO.

                      The obligations of Global Equity Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by International Equity Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                      7.1.     All representations and warranties of International Equity Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                      7.2.     International Equity Portfolio shall have delivered to Global Equity Portfolio on the Closing Date a certificate executed in its name by the Fund’s President or its Vice President and its Treasurer, in form and substance reasonably satisfactory to Global Equity Portfolio, to the effect that the representations and warranties of International Equity Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Equity Portfolio shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PORTFOLIO.

                      If any of the conditions set forth below do not exist on or before the Closing Date with respect to either Portfolio, the other party to this Agreement shall, at its option, not be required to complete the transactions contemplated by this Agreement.

                      8.1.     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Equity Portfolio in accordance with the provisions of the Fund’s Articles of Incorporation.

                      8.2.     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                      8.3.     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by either Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Portfolio, provided that either party hereto may for itself waive any of such conditions.

                      8.4.     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                      8.5.     Global Equity Portfolio shall have declared a dividend or other distribution which, together with all previous dividends and other distributions, shall have the effect of distributing to Global Equity Portfolio shareholders all of Global Equity Portfolio’s investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

                      8.6.     The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for federal income tax purposes:

                                 (a)     The transfer of all or substantially all of Global Equity Portfolio’s assets in exchange for International Equity Portfolio Shares and the assumption by International Equity Portfolio of certain identified liabilities of Global Equity Portfolio will constitute a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by International Equity Portfolio upon the receipt of the assets of Global Equity Portfolio solely in exchange for International Equity Portfolio Shares and the assumption by International Equity Portfolio of certain identified liabilities of Global Equity Portfolio; (c) No gain or loss will be recognized by Global Equity Portfolio upon the transfer of Global Equity Portfolio’s assets to International Equity Portfolio solely in exchange for International Equity Portfolio Shares and the assumption by International Equity Portfolio of certain identified liabilities of Global Equity Portfolio or upon the distribution (whether actual or constructive) of International Equity Portfolio Shares to Global Equity Portfolio Shareholders in exchange for their shares of Global Equity Portfolio; (d) No gain or loss will be recognized by Global Equity Portfolio Shareholders upon the exchange of their Global Equity Portfolio shares for International Equity Portfolio Shares; (e) The aggregate tax basis for International Equity Portfolio Shares received by each Global Equity Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of Global Equity Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of International Equity Portfolio Shares to be received by each Global Equity Portfolio shareholder will include the period during which Global Equity Portfolio shares exchanged therefor were held by such shareholder (provided Global Equity Portfolio shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of Global Equity Portfolio assets transferred to International Equity Portfolio will be the same as the tax basis of such assets to Global Equity Portfolio immediately prior to the Reorganization, and the holding period of the assets of Global Equity Portfolio in the hands of International Equity Portfolio will include the period during which those assets were held by Global Equity Portfolio.

                      No opinion will be expressed as to the effect of the Reorganization on (i) Global Equity Portfolio or International Equity Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Global Equity Portfolio Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

                      9.1.     This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date (and notwithstanding any vote of Global Equity Portfolio shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

                      9.2.     If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of either Fund, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

                      9.3.     Global Equity Portfolio and International Equity Portfolio shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

10.	WAIVER.

                      At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Fund's Board if, in the judgment of the Fund's Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Portfolio.

11.	MISCELLANEOUS.

                      11.1.     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                      11.2.     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                      11.3.     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by International Equity Portfolio and Global Equity Portfolio shall be governed and construed in accordance with the internal laws of Maryland without giving effect to principles of conflict of laws.

                      11.4.     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                      11.5.     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                      11.6.     (a) Any references in this Agreement to actions taken, deliveries by or to, or representations and warranties made by or to, International Equity Portfolio shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, the Fund on behalf of International Equity Portfolio.

                                 (b)     Any references in this Agreement to actions taken, deliveries by or to, or representations and warranties made by or to, Global Equity Portfolio shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, the Fund on behalf of Global Equity Portfolio.

                      IN WITNESS WHEREOF, each Portfolio has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ATTEST:/s/ Bernard J. Grzelak	THE LAZARD FUNDS, INC. on behalf of its Lazard Global Equity Portfolio By: /s/ David M. Goldenberg David M. Goldenberg, Vice President and Secretary

ATTEST:/s/ Bernard J. Grzelak	THE LAZARD FUNDS, INC. on behalf of its Lazard International Equity Portfolio By: /s/ David M. Goldenberg David M. Goldenberg, Vice President and Secretary

Lazard Global Equity Portfolio

Special Meeting of Shareholders – December 12, 2001
Proxy Solicited on Behalf of Board of Directors

           The undersigned holder of shares of common stock of Lazard Global Equity Portfolio (the “Portfolio”), a series of The Lazard Funds, Inc., a Maryland corporation (the “Fund”), hereby appoints David M. Goldenberg and Bernard J. Grzelak, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Fund at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Wednesday, December 12, 2001, at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of common stock of the Portfolio which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Please mark the boxes in blue or black ink.

The undersigned hereby vote(s) as follows for the approval of an Agreement and Plan of Reorganization as described in the Prospectus/Proxy Statement for the Special Meeting of Shareholders.

For  /_/           Against  /_/          Abstain /_/

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Dated: , 2001 Signature Signature

By signing this Proxy, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.